UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2022

SITIO ROYALTIES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38158	82-0820780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1401 Lawrence Street, Suite 1750

Denver, CO 80202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (720) 640-7620

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	STR	New York Stock Exchange
Warrants to purchase Class A common stock	STR WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item	7.01. Regulation FD Disclosure.

On September 6, 2022, Sitio Royalties Corp., a Delaware corporation (the “Company”), issued a press release announcing its entry into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 6, 2022, by and among the Company, Sitio Royalties Operating Partnership, LP, a Delaware limited partnership (“Sitio Opco”), Snapper Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“New Parent”), Snapper Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Sitio Opco (“Merger Sub”), Brigham Minerals Inc., a Delaware corporation (“Brigham”), and Brigham Minerals Holdings, LLC, a Delaware limited liability company (“Brigham Opco”), pursuant to which, subject to the satisfaction or waiver of the conditions set forth therein, at the applicable effective time (i) a newly formed Delaware corporation wholly owned by New Parent will merge with and into Brigham, with Brigham continuing as the surviving corporation and as a wholly owned subsidiary of New Parent, (ii) a newly formed Delaware corporation wholly owned by New Parent will merge with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of New Parent, and (iii) Merger Sub will merge with and into Brigham Opco, with Brigham Opco continuing as the surviving entity and as a wholly owned subsidiary of Sitio Opco (the “Merger”). The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that the Company has prepared to use in connection with the transactions contemplated by the Merger Agreement.

The information in Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act, except as otherwise set forth herein or as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The information in this Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. All statements, other than statements of present or historical fact included herein, regarding the proposed Merger between Brigham and the Company, the likelihood that the conditions to the consummation of the Merger will be satisfied on a timely basis or at all, Brigham’s and the Company’s ability to consummate the Merger at any time or at all, the benefits of the Merger and the post-combination company’s future financial performance following the Merger, as well as the post-combination company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used herein, including any oral statements made in connection herewith, the words “may,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions and the negative of such words and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Brigham’s and the Company’s management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Such statements may be influenced by factors that could cause actual outcomes and results to differ materially from those projected. Except as otherwise required by applicable law, Brigham and the Company disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Brigham and the Company caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Brigham and the Company. These risks include, but are not limited to, the post-combination company’s ability to successfully integrate Brigham’s and the Company’s businesses and technologies; the risk that the expected benefits and synergies of the Merger may not be fully achieved in a timely manner, or at all; the risk that Brigham or the Company will not, or that following the Merger, the combined company will not, be able to retain and hire key personnel; the risk associated with Brigham’s and the Company’s ability to obtain the approvals of their respective shareholders required to consummate the Merger and the timing of the closing of the Merger, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all or the failure of the transaction to close for any other reason or to close on the anticipated terms, including the anticipated tax treatment; the risk that any regulatory approval, consent or authorization that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; the Company’s ability to finance the combined company (including the repayment of certain of Brigham’s indebtedness) on acceptable terms or at all; uncertainty as to the long-term value of the combined company’s common stock; and the diversion of Brigham’s and the Company’s management’s time on transaction-related matters. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Brigham’s and the Company’s expectations and projections can be found in Brigham’s periodic filings with the U.S. Securities and Exchange Commission (“SEC”), including Brigham’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and the Company’s periodic filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, Part II, Item 1A “Risk Factors” in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Brigham’s and the Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Merger or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information

In connection with the Merger, the post-combination company, Snapper Merger Sub I, Inc. (the “combined company”), will file with the SEC a registration statement on Form S-4, which will include a proxy statement of Brigham, a consent solicitation statement of the Company and a prospectus of the combined company. The Merger will be submitted to Brigham’s shareholders for their consideration. Brigham, the Company and the combined company may also file other documents with the SEC regarding the Merger. After the registration statement has been declared effective by the SEC, a definitive consent solicitation statement/proxy statement/prospectus will be mailed to the shareholders of Brigham and the Company. This document is not a substitute for the registration statement and consent solicitation statement/proxy statement/prospectus that will be filed with the SEC or any other documents that Brigham, the Company or the combined company may file with the SEC or send to shareholders of Brigham or the Company in connection with the Merger. INVESTORS AND SHAREHOLDERS OF BRIGHAM ARE URGED TO READ THE REGISTRATION STATEMENT AND CONSENT SOLICITATION STATEMENT/PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS.

Investors and shareholders will be able to obtain free copies of the registration statement and the consent solicitation statement/proxy statement/prospectus (when available) and all other documents filed or that will be filed with the SEC by Brigham, the Company or the combined company, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

Brigham, the Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Brigham shareholders in connection with the Merger. Information regarding the directors and executive officers of Brigham is set forth in Brigham’s Definitive Proxy Statement on Schedule 14A for its 2022 Annual Meeting of Shareholders, which was filed with the SEC on April 13, 2022. Information regarding the directors and executive officers of the Company is set forth in the Company’s Definitive Proxy Statement on Schedule 14A for its Special Meeting of Shareholders, which was filed with the SEC on May 5, 2022, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the consent solicitation statement/proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release, dated September 6, 2022, titled “Sitio Royalties and Brigham Minerals to Combine in $4.8 Billion All-Stock, At-Market Merger, Forming a Premier Consolidator of Oil and Gas Mineral and Royalty Interests”
99.2	Investor Presentation dated September 6, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SITIO ROYALTIES CORP.

By:	/s/ Brett Riesenfeld
Brett Riesenfeld
Executive Vice President, General Counsel and Secretary

Dated: September 6, 2022